                                                                   Exhibit 10.14

                          SECOND AMENDED AND RESTATED
                  SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT


          THIS SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT (this Second Amended and Restated Security Agreement and Collateral Assignment, together with all exhibits, schedules, extensions, renewals, amendments, substitutions and replacements hereto and hereof, is referred to herein as this "Security Agreement") dated as of January 30, 1998, is made and entered into by and between UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a Delaware corporation (the "Debtor") and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Secured Party") and amends and restates in its entirety and continues the security interest granted by the Amended and Restated Security Agreement and Collateral Assignment dated as of January 31, 1996 between the Debtor and the Secured Party, which in turn amended and restated in its entirety and continued the security interest granted by the Security Agreement and Collateral Assignment dated as of November 18, 1994 between the Debtor and the Secured Party (the Amended and Restated Security Agreement and Collateral Assignment and the Security Agreement and Collateral Assignment are collectively referred to herein as the "Prior Security Agreement").


                                  WITNESSETH:
                                  ----------


          WHEREAS, pursuant to a Second Amended and Restated Credit Agreement (the Second Amended and Restated Credit Agreement and all exhibits, schedules, extensions, renewals, amendments, substitutions and replacements thereto and thereof is referred to herein as the "Credit Agreement") dated as of even date herewith by and between the Secured Party as the Bank and the Debtor as the Borrower, the Secured Party has agreed to make available to the Debtor a revolving credit/letter of credit facility in an aggregate principal amount not to exceed $6,500,000, and a Term Loan in the principal amount of $15,000,000, which Indebtedness will be evidenced by the Second Amended and Restated Revolving Credit Note and the Term Note, respectively (collectively, the "Notes"), each dated as of even date herewith, with interest to be accrued on each as more fully set forth in the Credit Agreement and each to be repaid at the times and places and in the manner set forth in the Credit Agreement, and containing other terms and provisions as set forth in the Credit Agreement; and

          WHEREAS, to secure the prompt payment in full to the Secured Party of the Obligations, as such term is defined in the Credit Agreement, the Debtor has agreed to execute and deliver to the Secured Party this Security Agreement.

          NOW, THEREFORE, in consideration of the premises (each of which is incorporated herein by reference and made a material part hereof) and the mutual promises contained herein and other valuable consideration, the receipt and adequacy of which are


                                   EXHIBIT D
                                   ---------
hereby acknowledged, and with the intent to be legally bound hereby, and for the purpose of securing:

          (i) the performance of all of the terms and provisions contained in the Notes, including, but not limited to, the payment of the aggregate unpaid principal balance of the Notes (including all advances heretofore and hereafter made and evidenced by the Notes) and interest thereon unto the Secured Party, its successors and assigns, according to the provisions and conditions of the Notes, as each may be amended, extended or renewed from time to time, and in discharge thereof;

          (ii) the performance by the Debtor of all of the terms and provisions contained in the Credit Agreement, this Security Agreement and all of the other Loan Documents, as they may be amended, modified or supplemented from time to time, the terms and provisions of all of such documents being specifically incorporated herein by reference as though more fully set forth at length herein;

          (iii) the Debtor's payment of any and all of its Obligations to the Secured Party, whether now or hereafter existing or incurred and whether direct or indirect as guarantor, by virtue of any assignment, pledge or other transfer or disposition to the Secured Party of Indebtedness and other obligations of the Debtor to one or more third parties, or otherwise, the Debtor and the Secured Party hereby agree as follows:

1.        Grant of Security Interests.  The Debtor hereby assigns and pledges to
          ---------------------------
the Secured Party, and its successors and assigns, and grants to the Secured Party, and its successors and assigns, a perfected lien and security interest, prior to all other liens and security interests (except for Permitted Encumbrances, but only to the extent permitted by the Credit Agreement) and continues the grant of lien and security interest under the Prior Security Agreement, on and in, all of the Debtor's property described below, whether now owned or existing or hereafter acquired, arising or created, and all of the Debtor's rights, titles and interests in and to and relating to all such property, wherever located, and all products thereof and all proceeds derived therefrom (including, without limitation, proceeds of insurance):

          (i) All of Debtor's Accounts (whether or not Qualified Accounts), Chattel Paper, Documents, Instruments, and Money, including without limitation all Special Collateral (as defined in Section 3(vii) hereof);

          (ii) All of the Debtor's Equipment, Fixtures, Goods and Inventory (whether or not work-in-progress) and all accessories, accessions, attachments, modifications, parts, fittings and special tools thereto, thereof or therefor;

          (iii) All of the Debtor's General Intangibles, including, without limitation, all of the Debtor's patents, trademarks, trade names, copyrights, franchises, licenses, royalty agreements, applications for any of the foregoing, goodwill, rights to require performance of others, choses in action, causes of action, corporate or other business records, inventions, designs, trade secrets, registrations, tax refund claims, computer programs, options, claims, going concern value, contract rights, customer lists, leases to which the Debtor is a party and any guarantee claim, security interests or other security held by or granted to the Debtor to secure payment by any party of a sum or debt owed to the Debtor or the rights of the Debtor as the consignor of Inventory;

          (iv) To the extent the terms of an agreement of the Debtor with a third party permit, all of the rights of the Debtor to and under any and all royalty, licensing, franchise or know-how agreements to which the Debtor is a party;

          (v) All money, residues and property of any kind of the Debtor now or at any time hereafter delivered to, or in the possession or under the control of, the Secured Party or an agent or a bailee of the Secured Party;

          (vi) All accessories, accessions, attachments, modifications, parts, fittings and special tools to, of or for, and all substitutions, replacements, renewals, additions and improvements to, of or for any of the collateral listed in items (i) through (v) above;

          (vii) All products and proceeds of any of the collateral listed in items (i) through (vi) above, including, without limitation, all proceeds of insurance policies insuring the aforesaid collateral and documents covering the aforesaid collateral, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition or encumbrance of such items (or any part thereof) or any interest therein, whether or not constituting "proceeds" as defined in the Uniform Commercial Code; and

          (viii) All books, records, documents, ledger receipts and other information of the Debtor pertaining to any of the foregoing, including, without limitation, all customer lists, credit files, computer records, computer programs, storage media and computer software used or required in connection with the establishment, generation, processing, maintenance or storage of such books, records or documents or otherwise used or acquired in connection with documenting information pertaining to any of the aforesaid collateral.

All of the Debtor's property described in items (i) through (viii) above, both inclusive, as well as all products and proceeds thereof and all of the Debtor's rights, titles and interests in and to and relating to all such property, whether now owned or existing or hereafter acquired or created, are hereinafter referred to collectively and individually as the "Collateral".

2.        Representations and Warranties.  The Debtor hereby represents and
          ------------------------------
warrants to the Secured Party that:

          (i) Title to Collateral.  The Debtor has good title to all of its
              -------------------
presently owned or existing Collateral, free and clear of all Encumbrances except for Permitted Encumbrances (but only to the extent permitted by the Credit Agreement). Each of the assignments, pledges liens and security interests made and granted hereby, when duly and properly perfected, will be liens and security interests prior to all other liens and security interests, and are not in any respect subject or subordinate to any other lien or security interest, except for the Permitted Encumbrances. Except for Permitted Encumbrances, the Debtor has not heretofore assigned or pledged, or granted any other lien or security interest upon or in, or otherwise assigned an Encumbrance in, any of the Collateral.

          (ii) Authority.  The Debtor has and has duly exercised all requisite
               ---------
right, power and authority to enter into this Security Agreement, and to assign and pledge, and to grant liens and security interests upon and in, the Collateral for the purposes set forth in this Security Agreement, and to carry out the transactions contemplated by this Security Agreement.

          (iii)  Chief Executive Office and Other Locations.  The Debtor's chief
                 ------------------------------------------
executive office is as shown on Schedule 1 attached hereto and made a part
                                ----------
hereof.  All of the Debtor's other places of business are as shown on Schedule
                                                                      --------
1.

          (iv) Records.  The records relating to the Collateral in the
               -------
possession of, or subject to the control of, the Debtor are kept at the Debtor's chief executive office as shown on Schedule 1 and at no other locations.
                                   ----------

          (v) Locations of Inventory.  The Collateral which consists of
              ----------------------
Inventory is  located only at those sites more fully described on Schedule 1
                                                                  ----------
hereto.

          (vi) Location of Equipment, Fixtures and Goods.  The Collateral which
               -----------------------------------------
consists of Equipment, Fixtures and Goods is located only at those sites more fully described on Schedule 1.
                   ----------

In determining which Accounts of the Debtor are Qualified Accounts and which Inventory of the Debtor is Qualified Inventory, the Secured Party may rely and shall be deemed to have relied on the representations and warranties with respect to the Collateral made by the Debtor herein, in any other Loan Document, or in any other schedule, report, certificate or other written document given by the Debtor to the Secured Party.

3.        Covenants.  The Debtor hereby covenants and agrees with the Secured
          ---------
Party that:

          (i) Title to Collateral.  The Debtor will be the sole legal and
              -------------------
beneficial owner of, and will have and maintain good and marketable title in and to, all of the Collateral hereafter acquired, created or arising, free and clear of all Encumbrances except Permitted

Encumbrances. At its expense, the Debtor shall generally warrant title to the Collateral and shall defend the Collateral and the rights, titles and interests of the Secured Party therein and thereto, against all claims and demands of any and all Persons. The Debtor shall not (A) grant, create, incur or permit to exist any Encumbrance on or in any of the Collateral, other than Permitted Encumbrances, (B) permit any of the Collateral to be levied upon under any legal process, (C) assign, transfer or otherwise dispose of any of the Collateral (except as otherwise may be permitted in the Credit Agreement), or (D) do, or permit to be done, anything that may impair the value of any of the Collateral or any of the liens and security interests granted or afforded by this Security Agreement. The Debtor shall promptly discharge any Encumbrance on any of the Collateral which is not specifically permitted to exist pursuant to the terms of this Security Agreement or any of the other Loan Documents.


          (ii) Locations of Offices and Collateral.
               -----------------------------------

          (A) The Debtor will immediately advise the Secured Party in writing of any change or anticipated change in, or any additions to, the chief executive office and the other places of business of the Debtor listed on Schedule 1
                                                                ----------
hereto.

          (B) The Debtor will not remove or permit the removal of any of the records relating to the Collateral from the locations shown on Schedule 1
                                                               ----------
without the prior written consent of the Secured Party.

          (C) The Debtor will not remove or permit the removal of any of the Collateral which consists of Equipment, Fixtures and Goods from the locations shown on Schedule 1 without the prior written consent of the Secured Party,
         ----------
except for disposition of assets in accordance with Section 6.8 of the Credit Agreement. The Debtor shall provide to the Secured Party promptly upon request adequate evidence that any removal of any such Collateral was permitted by such
Section 6.8, and shall ensure that any replacement Equipment, Goods and Fixtures are free and clear of all Encumbrances, except for Permitted Encumbrances.

          (iii)  Changes to Chief Executive Office, Places of Business or Name
                 -------------------------------------------------------------
of Debtor.  If the Debtor desires to make any change or addition to the
---------
information set forth on Schedule 1 hereto, or to establish a new or additional
                         ----------
name in which it may invoice Account Debtors, maintain records concerning the Collateral, own Collateral or conduct its business, then the Debtor shall first, with respect to each such new or changed name or location:

          (A) give the Secured Party at least 60 days' prior written notice of its intention to do so and provide the Secured Party with such information in connection therewith as the Secured Party may reasonably request; and

          (B) take such action, satisfactory to the Secured Party, including without limitation all action required by Section 3(vii) hereof, as may be necessary in the opinion of the Secured Party to maintain at all times the perfection and priority of the security interests granted to the Secured Party hereunder;

provided, however, that in all such cases such new or additional location must
--------  -------
be in the continental United States.

          (iv) Covenants Relating to Accounts.
               ------------------------------

          (A) The Debtor shall promptly deliver to the Secured Party from time to time any information relating to its Accounts, including without limitation the names and addresses of Account Debtors; the aging of such Accounts; the dates on which such Accounts first became due; the amounts of any offsets or claims of any Account Debtor and whether the Debtor disputes such claim or offset; copies of any documents, instruments, invoices and purchase orders; and all schedules, certifications and any reports or other information relating to the Debtor's Accounts all as the Secured Party may reasonably request from time to time, all of the foregoing to be in form and substance satisfactory to the Secured Party and in such detail as the Secured Party may reasonably request. The Debtor shall at all times and from time to time cooperate fully with the Secured Party and its employees, officers and authorized representatives in verifying any matter relating to any Account.

          (B) The Debtor shall not invoice any Account Debtors or maintain the records of the Debtor relating to any Account, in any name other than the Debtor's proper corporate name and such new names as it may establish in accordance with Section 3(iii) above.

          (C) The Debtor agrees that the Secured Party may at any time, without notice to the Debtor, verify with any Account Debtors the status of any Accounts payable by such Account Debtors. The Debtor shall, from time to time upon the reasonable request of the Secured Party, execute and deliver such information, documents and instruments, and take all such action as the Secured Party may reasonably request in order to effectuate the purposes of this paragraph (C).

          (D) The Debtor shall promptly notify the Secured Party of any dispute (including without limitation any rejection or revocation of acceptance of goods) between the Debtor and any Account Debtor concerning any disputed amount in excess of $200,000 due and owing under any Account, including the reason for the dispute, all claims related thereto and the amount in controversy. The Debtor will promptly notify the Secured Party if the Debtor has notice or knowledge of claims or material adverse changes which will or which Debtor reasonably believes may affect the ultimate collectibility of any or all of the Accounts of an Account Debtor, in an aggregate amount at any time in excess of $500,000.

          (E) To the extent that any applicable Governmental Rule, custom or any contract or agreement with any Account Debtor requires notice to or the consent of such

Account Debtor in order for the Secured Party to obtain a security interest in the Accounts of such Account Debtor, the Debtor agrees to promptly give such notice or obtain such consent.

          (v) Covenants Relating to Inventory.
              -------------------------------

          (A) The Debtor shall promptly deliver to the Secured Party from time to time any information relating to its Inventory, including without limitation the locations thereof; copies of any documents, instruments, invoices, purchase orders, shipping and receipt records and inventory logs; and all schedules, certifications and any reports or other information relating to the Debtor's Inventory as the Secured Party may reasonably request from time to time, all of the foregoing to be in form and substance satisfactory to the Secured Party and in such detail as the Secured Party may reasonably request. The Debtor shall, at all times and from time to time, cooperate fully with the Secured Party and its employees, officers and authorized representatives in verifying any matter relating to any Inventory.

          (B) The Debtor will not remove or permit the removal of any Inventory from the locations shown on Schedule 1, except for the sale of Inventory in the
                            ----------
ordinary course of the Debtor's business. If the Debtor wishes to place or store Inventory at a location not now shown on Schedule 1, the Debtor must first
                                               ----------
(1) give the Secured Party at least 30 days' written notice specifying the address of such new location, and (ii) if such location is leased by the Debtor as tenant, deliver to the Secured Party a Landlord's Waiver, in form and substance satisfactory to the Secured Party, executed by the landlord.

          (C) The Debtor shall keep correct and accurate daily records of all Inventory on a first-in, first-out basis, itemizing and describing the kind, type, quality and quantity of Inventory, the Debtor's costs therefor, the selling prices thereof, and the daily withdrawals from and additions to Inventory. The Debtor shall conduct a physical inventory at least once each year, and shall deliver to the Secured Party a written report of such physical inventory within 30 days after the completion thereof.

          (vi) Performance of Agreements.  The Debtor shall abide by, perform
               -------------------------
and discharge each and every obligation, covenant, condition, duty and agreement in connection with the Collateral contained herein or in any of the other Loan Documents.

          (vii)  Preservation of Security Interests.  The Debtor will preserve
                 ----------------------------------
and protect the Secured Party's security interest in the Collateral. The Debtor will execute or join in the execution of, from time to time upon the request of the Secured Party, all financing statements, continuation statements and all other documents and instruments required by the Secured Party to evidence and perfect, and continue to evidence and perfect, all of the security interests granted herein or hereby, and the Debtor shall pay the cost of filing or recording such documents and instruments in all public offices where deemed necessary by the Secured Party. The Debtor will promptly furnish all documents of title, affidavits and other documents and instruments reasonably required by the Secured Party to further evidence or to perfect the liens and security interests granted herein or hereby. To the extent controllable by the Debtor, the

Debtor will, at its own cost and expense, cause such security interests as are governed by the Uniform Commercial Code to be perfected and to continue to be perfected so long as the Obligations or any portion thereof is outstanding and unpaid, or the Revolving Credit Commitment is in effect and, upon the request of the Secured Party, the Debtor will, at its own cost and expense, cause such liens and security interests as are governed by Governmental Rules other than the Uniform Commercial Code, except for trademarks, to be perfected and to continue to be perfected so long as the Obligations or any portion thereof is outstanding and unpaid or the Revolving Credit Commitment is in effect. Immediately upon the Debtor's receipt of any portion of the Collateral which itself, or the ownership of which, is or becomes evidenced by an agreement, Instrument, Document or other writing (including but not limited to promissory notes, documents of title, trade acceptances and warehouse receipts, all of which are herein referred to collectively as the "Special Collateral"), the Debtor shall deliver the original thereof to the Secured Party, together with appropriate endorsements or other specific evidence, in form and substance acceptable to the Secured Party, of the assignment thereof to the Secured Party.

          (viii)  Books and Records; Notices and Other Information; Inspection.
                  ------------------------------------------------------------
The Debtor will at all times keep, or cause to be kept, accurate and complete books and records relating to the Collateral. The Debtor hereby agrees that the Secured Party, or any of its officers, employees and authorized representatives, shall have the right to inspect the Collateral and make extracts from the books and records relating to the Collateral from time to time during normal business hours. The Debtor shall promptly furnish or cause to be furnished to the Secured Party such data and information and copies of such papers and documents relating to the Collateral as the Secured Party may request from time to time and in such form and substance as may be requested by the Secured Party from time to time, shall have access to any premises where any of the Collateral is located, and shall have the right, at any time, to discuss the Collateral with any employee, officer, attorney, accountant, Account Debtor or creditor of the Debtor. The Debtor will promptly deliver to the Secured Party all written notices, and will promptly give the Secured Party written notice of any other notices, received by it with respect to the impairment of the lien of the Secured Party in the Collateral.

          (ix) Cooperation Upon Event of Default.  To assist the Secured Party
               ---------------------------------
in enforcing its rights and remedies hereunder, upon the request of the Secured Party made from time to time after the occurrence of an Event of Default, the Debtor will, at its expense (A) assemble and prepare for removal at and to places designated by the Secured Party such items of Collateral selected by the Secured Party, and (B) otherwise cooperate fully with the Secured Party in all respects so that the Secured Party can effectively exercise its rights and remedies hereunder.

4.        Actions Upon Occurrence of Event of Default.  Upon the occurrence of
          -------------------------------------------
an Event of Default, the Obligations hereby secured, without further demand or notice by the Secured Party, may or shall become at once due and payable, in accordance with the terms of the Credit Agreement, and the Secured Party shall have the right, at its option at any time and from time to time, without notice to the Debtor, which notice is hereby expressly waived by the Debtor, to:

          (i) exercise any or all of the rights and remedies afforded by the Uniform Commercial Code or other applicable law as in effect;

          (ii) exercise any or all of the rights and remedies as are provided herein, in the Credit Agreement or any other Loan Document;

          (iii)  administer the Collateral and the proceeds thereof;

          (iv) send verifications to any Account Debtors to verify the status of any Account payable by such Account Debtors and to sign the name of the Debtor, the Secured Party or the Secured Party's designee to all audit inquiries made of Account Debtors, to all information release authorizations in connection therewith, to all applications for documents of title, title certificates and similar documents, to any notice of claim, satisfaction or release in connection with an Account, and to any proof of claim in bankruptcy or any similar document;

          (v) take over and direct collection of the Debtor's Accounts and the proceeds thereof;

          (vi) give notice of the Secured Party's security interest in the Accounts and the proceeds thereof to the Account Debtors (and the Secured Party will have no liability to the Debtor by reason of giving or not giving such notice);

          (vii) receive and endorse the name of the Debtor upon any notes, checks, acceptances, drafts, money orders, instruments or other documents relating to the Collateral and effect the deposit and collection thereof for the sole use and benefit of the Secured Party;

          (viii) sign the name of the Debtor to drafts against the Account Debtors, to notices to such Account Debtors, to assignments and notices of assignments, to financing statements or other public records or notices and to all other instruments and documents, and all amendments and modifications thereof and supplements thereto;

          (ix) receive, open and dispose of mail addressed to the Debtor and in connection therewith, execute and deliver notices and documents of suit and authorizations, in the name of the Debtor or the Secured Party, as the United States Postal Service or other agency may require;

          (x) direct the Account Debtors to make payments of all monies paid or payable thereon directly to the Secured Party or to a lockbox designated by the Secured Party (and, at the request of the Secured Party, the Debtor shall indicate on all billings that payments thereon are to be made to the Secured Party) and give any Account Debtors so notified and directed the receipt of the Secured Party for any such payment as full release for the amount so paid;

          (xi) enforce collection, either in the name of the Secured Party or in the name of the Debtor, of any or all of the Accounts and the proceeds thereof by suit or otherwise, or receive, give receipt for, surrender, release or exchange all or any part thereof, or compromise, settle, extend or renew (whether or not longer than the original period) any Account or any legal action involving an Account and, if permitted by applicable Governmental Rules, sell or assign any or all of the Accounts upon such terms, for such amounts and at such time or times as the Secured Party deems advisable;

          (xii) endorse in the name of the Debtor any instrument, including but not limited to bills of lading, receipts or freight items, however received by the Secured Party, representing Collateral or proceeds of any of the Collateral;

          (xiii) enter any premises where Collateral is located, without judicial process, and take possession and control of the Collateral; and keep and store the Collateral on such premises until sold (and if such premises are the property of the Debtor, the Debtor agrees not to charge the Secured Party for storage thereof during the period the Secured Party is exercising its rights with respect to the Collateral under the Uniform Commercial Code, this Security Agreement or any other Loan Document) or remove the Collateral from such premises to the premises of the Secured Party or an agent of the Secured Party until sold;

          (xiv) sell all or any portion of the Collateral at public or private sale at such place or places and at such time or times and in such manner and upon such terms, whether for cash or credit, as the Secured Party in its sole discretion may determine and the Secured Party may purchase all or any of the Collateral at such public sale or sales, and, to the extent permitted by applicable Governmental Rules, any such private sale or sales, free from any equity or right of redemption and the Debtor waives and releases any right to require the Secured Party to collect the Obligations or any part thereof, from a source or security other than the Collateral, under any theory of marshalling of assets or otherwise;

          (xv) do any and all other things and to take any and all other action, in the name and on behalf of the Debtor, which the Secured Party may deem in its sole discretion necessary or advisable to carry out the intent of this Security Agreement and the Credit Agreement, including, without limitation, the grant of the liens and security interests created hereby and the perfection, continuation and protection of the liens and security interests created hereby and the exercise by the Secured Party of the rights created under this Security Agreement; and

          (xvi) do all acts and things permitted by applicable Governmental Rules which the Secured Party, in its sole discretion, deems necessary or advisable to fulfill or cause the fulfillment of the Debtor's obligations hereunder and under the Credit Agreement and the other Loan Documents.

          Any requirement of any applicable Governmental Rule as to reasonable notification of the time and place of any public sale, or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be met by giving the Debtor at least ten days' prior written notice of the time and place of any such public sale or the time after which any such private sale or any other intended disposition is to be made. Any notice sent by the Secured Party pursuant to this Section 4 may at the Secured Party's sole option be sent on the Debtor's stationery, in which case the Debtor shall co-sign such notice with the Secured Party.

5.        Power of Attorney.  The Debtor hereby makes, constitutes and appoints
          -----------------
the Secured Party and any of its officers, directors, employees and authorized agents the true and lawful agent and attorney-in-fact of the Debtor, with full power of substitution, to take any and all of the actions described in Section 4 hereof. The Debtor agrees that neither the Secured Party nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law in respect to the exercise of the power of attorney granted under this section, except that the Secured Party shall be liable for the acts of commission or omission of the Secured Party, its agents, designees and attorneys-in-fact that amount to (and, if contested or disputed by the Secured Party, are determined, by agreement or settlement between the Secured Party and the Debtor, or by a final judgment (including all appeals thereof) of a court or courts of competent jurisdiction, to be or constitute) gross negligence or willful misconduct. The power of attorney granted under this section is coupled with an interest and shall be irrevocable until all Obligations secured hereby are paid in full and until the Revolving Credit Commitment is terminated.

6.        Maintenance of Properties; Insurance.
          ------------------------------------

          (i) Maintenance of Properties.  If the Debtor fails to comply with the
              -------------------------
provisions of Section 5.8 of the Credit Agreement relating to maintenance of its properties, the Secured Party may, but shall not be obligated to, pay the cost of any repairs to or maintenance of the Equipment and Fixtures, and may, but shall not be obligated to, pay any taxes, levies or impositions relative to the Collateral, for the account of the Debtor and add the amounts of all of the foregoing to the Obligations.

          (ii) Insurance.  If the Debtor fails to effect and keep in force
               ---------
insurance covering the Collateral as required by Section 5.7 of the Credit Agreement or fails to pay any of the premiums thereon when due, the Secured Party may, but shall not be obligated to, do so for the account of the Debtor and add the cost thereof to the Obligations. The Debtor hereby assigns and sets over to the Secured Party all monies which may become payable on account of all insurance covering the Collateral, including without limitation any return of unearned premiums which may be due upon cancellation of any such insurance. The Secured Party, its officers, directors, employees and authorized agents, are hereby irrevocably appointed the attorneys-in-fact of the Debtor to endorse any draft or check that may be payable to the Debtor in order to collect the proceeds of such insurance or any return of unearned premiums. So long as any Obligations remain outstanding or the Revolving Credit Commitment remains in effect, any such proceeds or returns of unearned premiums shall be applied by the Secured Party to the payment of the Obligations at the Secured Party's discretion. Any balance of insurance proceeds remaining in the possession of the Secured Party after payment in full of the Obligations shall be paid to the Debtor or its order as the Debtor shall instruct the Secured Party in writing.

7.        Application of Proceeds.  The Secured Party shall apply the proceeds
          -----------------------
of any sale of or other disposition or realization upon the Collateral after the occurrence of an Event of Default as follows:

          (i) First, to the payment or reimbursement of all reasonable advances,
              -----
expenses and disbursements of the Secured Party (including, without limitation, the fees and disbursements of its counsel and agents) incurred in connection with the administration and enforcement of, or the preservation of any of the Secured Party's rights and security interests in and under the Credit Agreement, this Security Agreement or any other Loan Document or the acquisition, completion, protection, removal, storage, sale or delivery of the Collateral;

          (ii) Second, to the repayment of the Obligations, whether for
               ------
principal, interest or expenses, as the Secured Party, in its sole discretion, shall determine; and

          (iii)  Third, any balance to be distributed as required by law.
                 -----

          In no event shall the Secured Party be liable to the Debtor for interest on any surplus. If the proceeds of any such sale of or other disposition or realization upon the Collateral are insufficient to pay the Obligations, then the Debtor shall remain liable for such deficiency.

8.        Preservation of Collateral.  The Debtor assumes full responsibility
          --------------------------
for taking any and all steps to preserve the Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may be in the Secured Party's possession if the Secured Party takes such action for that purpose as the Debtor shall request in writing, provided that such requested action shall not, in the
                          --------
judgment of the Secured Party, be commercially unreasonable or impair the Secured Party's security interest in such Collateral, or its rights in or the value of such Collateral, and provided further that such written request is
                              ----------------
received by the Secured Party in sufficient time to permit the Secured Party to take the requested action.

9.        Obligations Regarding Collateral Unaffected.  This Security Agreement
          -------------------------------------------
is executed only as security for the Obligations hereby secured and, therefore, the execution and delivery of this Security Agreement shall not subject the Secured Party, or transfer or pass to the Secured Party, or in any way affect or modify, the liability of the Debtor under any or all of the Collateral; it being understood and agreed that notwithstanding this Security Agreement or any subsequent Security Agreement, all of the duties and liabilities of the Debtor to each and every other party under each and every item of the Collateral shall be and remain enforceable by such other party, its successors and assigns, against, but only against, the Debtor or the Debtor's successors and assigns other than the Secured Party or the Secured Party's representatives, successors and assigns.

10.       Defeasance.  Upon the full discharge and satisfaction of the
          ----------
Obligations and the termination of the Revolving Credit Commitment, all rights herein assigned to the Secured Party shall terminate, and all estate, right, title and interest of the Secured Party in and to each and every one of the items of Collateral shall revert to the Debtor. The Secured Party shall file all requisite termination statements and do all such other acts as are reasonably required of it to evidence the termination of the security interest granted hereby.

11.       Defined Terms.  All capitalized terms used herein as defined terms
          -------------
which are not defined herein but which are defined in the Credit Agreement shall have the same meanings herein as are given them in the Credit Agreement.

12.       Secured Party's Ability to Deal with Security.  The Secured Party may
          ---------------------------------------------
have or in the future may hold other security and/or guaranties to secure all or any part of the Obligations, but it is specifically understood and agreed by the Debtor that neither the execution and delivery of this Security Agreement nor the holding of any other security and/or guaranty shall at any time or in any respect operate to prevent or hinder the Secured Party from resorting first to such other security and/or guaranty or first to the Collateral, or first from time to time to all or any of the foregoing. In addition, the Secured Party may from time to time as it sees fit, in its sole and uncontrolled discretion, resort to all or any part of the Collateral, without resorting to all or any other security and/or guaranty securing the Obligations, or to all or any part of any other security and/or guaranty securing the Obligations, without resorting to all or any part of the Collateral, and such action on the part of the Secured Party shall not in any respect be considered as a waiver of any of the benefits or rights of the Secured Party relating to the Collateral or such other security and/or guaranties.

13.       Amendments and Waivers.  The Secured Party and the Debtor may from
          ----------------------
time to time enter into amendments, extensions, supplements and replacements to and of this Security Agreement, and the Secured Party may from time to time waive compliance with a provision hereof. No amendment, extension, supplement, replacement or waiver shall be effective unless it is in writing and is signed by the Secured Party and the Debtor. All waivers shall be effective only for the specific instance and for the specific purpose for which it is given.

14.       Exercise of Remedies; Remedies Cumulative.  No delay on the part of
          -----------------------------------------
the Secured Party or failure by the Secured Party to exercise any power, right or remedy under this Security Agreement shall operate as a waiver hereof, nor shall any single or partial exercise of any power, right or remedy or any abandonment or discontinuance of steps to enforce such right, power or remedy preclude other or further exercises thereof, or the exercise of any other power, right or remedy. The rights and remedies in this Security Agreement are cumulative and not exclusive of any rights or remedies (including, without limitation, the right of specific performance) which the Secured Party would otherwise have.

15.       Taxes.  The Debtor shall pay to the Secured Party on demand any and
          -----
all stamp, document, transfer or recording taxes, filing fees and similar impositions payable or hereafter reasonably determined by the Secured Party to be payable in connection with this Security Agreement and any other documents, instruments and transactions pursuant to or in connection with any of the Loan Documents. The Debtor agrees to save the Secured Party harmless from and against any and all present and future claims or liabilities with respect to, or resulting from, any delay in paying or failure to pay any such taxes or similar impositions. The obligations of the Debtor pursuant to this Section 15 shall survive the termination of this Security Agreement and the repayment of the Obligations, and shall be part of the Obligations.

16.       Expenses.  The Debtor shall pay to the Secured Party on demand all
          --------
reasonable expenses incurred by the Secured Party from time to time, including but not limited to reasonable attorneys' fees and expenses, incurred in protecting the Collateral and the Secured Party's rights therein and in enforcing the rights and remedies of the Secured Party hereunder, together with interest thereon calculated at the Default Rate if any such amount is not paid upon demand. The obligations of the Debtor pursuant to this Section 16 shall survive the termination of this Security Agreement and the repayment of the Obligations, and shall be part of the Obligations secured hereby.

17.       Notices.   All notices required to be delivered  pursuant to this
          -------
Security Agreement shall be in writing and shall be sent to the parties hereto in accordance with Section 9.4 of the Credit Agreement.

18.       Successors and Assigns.  This Security Agreement shall be binding upon
          ----------------------
the Debtor and the Secured Party and their respective successors and assigns, and shall inure to the benefit of the Debtor, the Secured Party and their respective successors and assigns; provided, however, that the Debtor shall not
                                   --------  -------
assign its rights or duties hereunder or under any of the other Loan Documents without the prior written consent of the Secured Party.

19.       Severability.  Any provision of this Security Agreement which is
          ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

20.       Survival.  All representations, warranties, covenants and agreements
          --------
of the Debtor contained herein or in the other Loan Documents or made in writing in connection herewith shall survive the issuance of the Note and shall continue in full force and effect so long as the Debtor may borrow under the Credit Agreement and so long thereafter until payment in full of the Note and the Obligations is made.

21.       GOVERNING LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND
          -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, EXCEPTING APPLICABLE FEDERAL LAW AND EXCEPT ONLY TO THE EXTENT PRECLUDED BY THE MANDATORY APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

22.       FORUM.  THE PARTIES HERETO AGREE THAT ANY ACTION OR PROCEEDING ARISING
          -----
OUT OF OR RELATING TO THIS SECURITY AGREEMENT MAY BE COMMENCED IN THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND THE PARTIES HERETO AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN EITHER OF SUCH COURTS SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO THE PARTIES AT THEIR ADDRESSES DESCRIBED IN SECTION 17, OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. FURTHER, THE DEBTOR HEREBY SPECIFICALLY CONSENTS TO THE PERSONAL JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA AND THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA SITTING IN PITTSBURGH, PENNSYLVANIA AND WAIVES AND HEREBY ACKNOWLEDGES THAT IT IS ESTOPPED FROM RAISING ANY OBJECTION BASED ON

FORUM NON CONVENIENS, ANY CLAIM THAT EITHER SUCH COURT LACKS PROPER VENUE OR ANY
----- --- ----------
CLAIM THAT EITHER SUCH COURT LACKS PERSONAL JURISDICTION OVER THE DEBTOR SO AS TO PROHIBIT EITHER SUCH COURT FROM ADJUDICATING ANY ISSUES RAISED IN A COMPLAINT FILED WITH EITHER SUCH COURT AGAINST THE DEBTOR BY THE SECURED PARTY CONCERNING THIS SECURITY AGREEMENT OR PAYMENT TO THE SECURED PARTY. THE DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE EXCLUSIVE CHOICE OF FORUM CONTAINED IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THE LOAN DOCUMENTS TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

23.       Construction.  In this Security Agreement (except as otherwise
          ------------
expressly provided or unless the context otherwise requires), (i) the singular shall include the plural, and vice-versa, (ii) the masculine and feminine genders shall include the neuter gender, and vice-versa, (iii) the words "hereof", "herein" and "hereunder" and words of similar import shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement and (iv) all references to particular Sections, items, clauses, exhibits and schedules are references to the Sections, items, clauses, exhibits and schedules of and to this Security Agreement.

24.       Integration.  This Security Agreement is the entire agreement between
          -----------
the parties relating to this security transaction and it supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein.

25.       Headings.  Section headings used in this Security Agreement are
          --------
intended for convenience only and shall not affect the meaning or construction of this Security Agreement.

26.       Counterparts.  This Security Agreement and any amendment hereto may be
          ------------
executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Security Agreement or any amendment hereto, it shall not be necessary to produce or account for more than one such counterpart signed by the other party against whom enforcement is sought.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

27.       WAIVER OF JURY TRIAL.  IN ORDER TO EXPEDITE THE RESOLUTION OF ANY
          --------------------
DISPUTES WHICH MAY ARISE UNDER THIS SECURITY AGREEMENT, AND IN LIGHT OF THE COMPLEXITY OF THE TRANSACTIONS CONTEMPLATED UNDER THIS SECURITY AGREEMENT, THE PARTIES HERETO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT TO WHICH THEY MAY BOTH BE PARTIES, WHETHER ARISING OUT OF, UNDER OR BY REASON OF THIS SECURITY AGREEMENT OR OTHER TRANSACTION BETWEEN THEM OF ANY KIND OR NATURE, AND BOTH PARTIES ACKNOWLEDGE THAT SUCH WAIVER HAS BEEN SPECIFICALLY NEGOTIATED AS PART OF THIS SECURITY AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Security Agreement and Collateral Assignment to be executed by their respective duly authorized officers as of the date first written above.


                                   UNIVERSAL STAINLESS & ALLOY
                                   PRODUCTS, INC.


                                             /s/ Richard M. Ubinger
                                    By_____________________________________

                                             Richard M. Ubinger
                                    Name:__________________________________

                                             CFO/Treasurer
                                    Title:_________________________________


                                    PNC BANK, NATIONAL ASSOCIATION


                                             /s/ Mark W. Rutherford
                                    By_____________________________________

                                             Mark W. Rutherford
                                    Name:__________________________________

                                             Vice President
                                    Title:_________________________________



BF 78057.4   1/28/98
000011  016855

                                ACKNOWLEDGEMENT


COMMONWEALTH OF PENNSYLVANIA        )
                                    )    SS:
COUNTY OF ALLEGHENY                 )


          On this the 30th day of January, 1998, before me, a Notary Public, personally appeared Richard M. Ubinger, who acknowledged himself to be the CFO/Treasurer of UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a Delaware corporation, and that he as such CFO/Treasurer, being authorized to do so, executed the foregoing Security Agreement and Collateral Assignment for the purposes therein contained by signing the name of the corporation by himself as such CFO/Treasurer.
          IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year first above written.

                                        /s/ Sharon M. Ennis
                              ---------------------------------------
                                           Notary Public

                              My Commission Expires: September 10, 2001



BF 78057.4  1/28/98
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                                      -18-

                                   Schedule 1


1.   Debtor's chief executive office:

          600 Mayer Street
          Bridgeville, PA 15017

2.   Debtor's other places of business:

          121 Caldwell Street
          Titusville, PA 16354

3.   Locations of Debtor's Inventory:

          a)   600 Mayer Street
               Bridgeville, PA 15017

          b)   International Titanium Corp.
               Front Street
               Fallston, PA 15066

          c)   Tygart Steel Co.
               P.O. Box 276
               McKeesport, PA 15134

          d)   Copperweld Steel Co.
               4000 Mahoning Avenue
               Warren, OH 44483

          e)   Armco Stainless & Alloy Products
               3501 East Biddle Street
               Baltimore, MD 21203

          f)   Rome Metals
               P.O. Box 106
               Rochester, PA 15074

          g)   DME Co.
               Hills Street Ext.
               Youngwood, PA 15697

          h)   T. Bruce Campbell
               P.O. Box 235
               West Middlesex, PA 16159

          i)   Grand Valley Manufacturing Co.
               220 South Washington Street
               Titusville, PA  16354

          j)   J&J Forge Co.
               500 Woodlawn Drive
               Aliquippa, PA  15001

          k)   Ionics, Inc.
               P.O. Box 99
               Bridgeville, PA  15017

          l)   Kreher Steel Company
               11625 Rosslyn
               Houston, Texas 77086

4.   Locations of Debtor's Equipment, Fixtures and Goods:

          600 Mayer Street
          Bridgeville, PA 15017

          121 Caldwell Street
          Titusville, PA 16354



BF 78057.4  1/28/98
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                                      -20-